UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 1, 2017

ABM Industries Incorporated

(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

One Liberty Plaza, 7th Floor
New York, New York	10006
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 297-0200

N/A

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by ABM Industries Incorporated (“ABM”) on September 8, 2017 (the “Initial 8-K”), on September 1, 2017, ABM completed its acquisition of GCA Holding Corp., the indirect parent company of GCA Services Group, Inc. (“GCA”), from affiliates of Thomas H. Lee Partners, L.P. and Goldman Sachs Merchant Banking Division, and other shareholders for approximately $1.26 billion in cash and stock.

This Current Report on Form 8-K/A amends the Initial 8-K to include the financial information required pursuant to Item 9.01(a) and 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The financial statements of GCA’s parent companies required by Item 9.01(a) of Form 8-K are filed herewith as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed herewith as Exhibit 99.3 and are incorporated herein by reference.

(d)	Exhibits

The following exhibits are filed as a part of this Form 8-K/A:

Exhibit No.	Exhibit Description
23.1	Consents of Grant Thornton LLP, Independent Registered Public Accounting Firm
99.1	Audited Consolidated Financial Statements of Erie Acquisition Holdings, Inc. and Subsidiaries as of December 31, 2016 (Successor) and 2015 (Predecessor), and for the periods January 1, 2016 through March 1, 2016 (Predecessor) and March 2, 2016 through December 31, 2016 (Successor) and for the years ended December 31, 2015 and 2014 (Predecessor) and the Audited Consolidated Financial Statements of GCA Holding Corp. and Subsidiaries as of December 31, 2016 and for the period March 2, 2016 (commencement of operations) through December 31, 2016.
99.2	Unaudited Consolidated Financial Statements of Erie Acquisition Holdings, Inc. and Subsidiaries as of and for the six month period ended June 30, 2017, and for the periods January 1, 2016 through March 1, 2016 (Predecessor) and March 2, 2016 to June 30, 2016 (Successor) and the Unaudited Consolidated Financial Statements of GCA Holding Corp. and Subsidiaries as of and for the six month period ended June 30, 2017, and for the period March 2, 2016 (commencement of operations) through June 30, 2016
99.3	Unaudited Pro Forma Combined Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABM Industries Incorporated

November 16, 2017	/s/ D. Anthony Scaglione
D. Anthony Scaglione
Executive Vice President and Chief Financial Officer
(Duly Authorized Officer)

November 16, 2017	/s/ Dean A. Chin
Dean A. Chin
Senior Vice President, Chief Accounting Officer,
and Corporate Controller
(Principal Accounting Officer)